UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2015

Date of reporting period:  6/30/2015

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc. (SPE)
Semi-Annual Report
For the six months ended
June 30, 2015

Special Opportunities Fund, Inc.

August 31, 2015

Dear Fellow Shareholders:

On June 30, 2015, the Fund’s market price closed at $15.29 per share, down 0.52% from its closing price of $15.37 per share on December 31, 2014.  For the same period, the S&P 500 Index gained 1.23%.  The primary reason for the Fund’s underperformance in the first half of 2015 was a widening of the discount of the stock price to net asset value from 9.27% to 11.21%.  Since June 30th, our performance has improved relative to the Index, which has taken a hit after a long upward climb.  That is not surprising since the Fund is designed to be more risk averse than a hypothetical investment in the S&P 500 Index (and is not strongly correlated with it).

We remind you that the Fund may purchase shares of its common stock when they are trading at a discount to net asset value.  Moreover, on June 18, 2015, the Fund announced that it would no longer rely on the “safe harbor” provisions set forth in Rule 10b-18 of the Securities Exchange Act of 1934.  From January 1, 2015 through August 28, 2015, 224,666 shares have been purchased.

On April 29, 2015, the Fund announced that it would seek instructions from stockholders with regard to the voting of proxies for certain closed-end funds whose shares the Fund owns.  The specific closed-end funds for which the Fund seeks instructions from stockholders are available on the Fund’s website at www.specialopportunitiesfundinc.com and we urge you to check the website from time to time if you would like to provide such instructions.  Also, if you would like to receive an email notification to advise you of each closed-end fund for which the Fund seeks proxy voting instructions, please email us at proxyinstructions@bulldoginvestors.com.

We are bullish on the investments held by the Fund and the opportunities to enhance their value through activism.  Here is an update on some of our larger positions.

In our last letter, we discussed our intention to conduct proxy contests this year for two closed-end funds that were trading at double–digit discounts to NAV: Clough Global Equity Fund (GLQ) and LMP Real Estate Income Fund (RIT).  We were disappointed when we received lackluster support from shareholders of GLQ for our proposal to unlock shareholder value and we are evaluating our options including increasing our position or reducing it.  To follow up on RIT, we conducted a contentious proxy battle in the spring which ended in a stalemate when a quorum was not reached at the annual meeting.  We have increased our position since then and, as a result, we believe a liquidity event is highly likely in 2016 or even this year if we can reach a resolution with RIT’s management, which is not guaranteed.

Special Opportunities Fund, Inc.

Our efforts to increase shareholder value at Deutsche High Income Opportunities Fund (DHG) and Deutsche Global High Income Fund (LBF) led to settlements with their boards, which have agreed to propose that stockholders vote to liquidate those funds in the next few years.  Ordinarily, we would not agree to such a settlement and we would have preferred a shorter time to realize intrinsic value.  However, in this case, we felt it was an acceptable tradeoff for eliminating the possibility of losing one or both proxy fights and having the discounts for these funds widen as a result.

Because we held a much stronger hand in Alliance New York Municipal Income Fund (AYN), we achieved an excellent outcome on our investment in the auction rate preferred shares, which we purchased at 84% of their liquidation value as well as the common shares, which we purchased at a discount to their NAV.  The board of AYN, seeing the writing on the wall, unilaterally proposed a prompt liquidation.  Consequently, we recently realized 100% of the intrinsic value of our preferred shares and we will realize 100% of the intrinsic value of our common shares by the end of the third quarter.

Lastly, our Fund is part of a group that owns about 7% of the shares of Global High Income Fund (GHI).  We intend to discuss measures to enhance the value of our shares with representatives of GHI and are cautiously optimistic that they will seriously consider them.  However, if we reach an impasse, we are likely to launch a proxy contest at the next annual meeting.

Aside from closed-end funds, we have also been busy seeking to unlock the intrinsic value of several operating companies.

Imperial Holdings (IFT) is a core investment of ours and we are represented on the board.  Imperial owns a portfolio of life insurance policies with an aggregate face value of approximately $3 billion.  Imperial’s stock price is far below its book value and we are hopeful that the gap will narrow as it reduces its cost of capital and gets closer to achieving positive cash flow.  Since Imperial’s directors own a meaningful number of shares, they are likely to consider options to enhance shareholder value if a sizeable discount persists.

In our last letter, we noted that we intended to conduct a proxy contest for Stewart Information Services (STC), a provider of title insurance and other services in connection with real estate transactions.  We reached a settlement with management that included us designating a director.  Since then, Stewart’s operational performance has improved, but more can be done to enhance shareholder value.  While Stewart’s stock has performed well since we started acquiring it, we think additional gains can be achieved through further improvement in profit margins and elimination of the dysfunctional dual class capital structure, which impedes Stewart’s ability to pay a higher dividend.  In addition, we believe Stewart would be an attractive acquisition target.  We will

Special Opportunities Fund, Inc.

continue to press management and the board to address these issues.  Although we hope another proxy contest next year will be unnecessary, we cannot rule that out at this time.

Hill International (HIL) is a global construction management firm that we think is significantly undervalued primarily because the father-and-son team that started the business and own more than 20% of the outstanding stock, still treat it as if it were still the private company they used to own.  For example, each of them has not just one — but two company cars.  Clearly, Hill needs to implement corporate governance reforms to make management more accountable to the public shareholders.

Hill’s stock price peaked at more than $19 per share in 2008.  Fast-forward to early this year, when our group of funds purchased almost 5% of Hill’s shares at prices mostly below $4 per share with an eye toward taking an activist stand.  On May 4th, a private equity firm made an unsolicited offer to buy the company for at least $5.50 per share, a 40% premium to the last price.  The board immediately rejected the offer, labeling it “grossly” inadequate and adopted a poison pill.  We gave management notice of our intention to conduct a proxy contest to elect directors, dismantle the pill, and explore a sale of the company.  Management claimed our notice was untimely.  We then sued Hill and won an injunction to allow us to solicit proxies.  Hill appealed and we won again.  Faced with an almost certain loss at the August 7th annual meeting, management had to make last minute concessions to two major shareholders.  Specifically, those shareholders will be permitted to designate two additional directors to represent the interests of the public shareholders.  As we see it, management is on a short leash.  There is nothing like having a guillotine over your head to focus your mind.  Either the stock goes up over the next few months or the public shareholders will push for a sale of the company.  Stay tuned!

Lastly, we have a sizeable investment in Winthrop Realty Trust (FUR), a real estate investment trust.  We started purchasing shares of FUR in April 2014, shortly after it announced that it intended to liquidate its assets and distribute the net proceeds to shareholders.  We were familiar with the company, its CEO and management team, and believed the ultimate liquidation value to shareholders would be materially higher than the prevailing market price of about $14 to $15 per share at the time.  Therefore, we began purchasing shares.  Since the plan of liquidation was approved by shareholders in August 2014, FUR has paid out a total of $3.50 per share.  The current stock price is approximately $14.40 per share.  We believe FUR still represents compelling value based upon our current estimate of its liquidation value.

Special Opportunities Fund, Inc.

In addition to the above investments, we are finding a number of other compelling opportunities, and we look forward to discussing some of them in future letters if and when we accumulate meaningful positions.

On behalf of the Fund’s board and investment advisor, I would like to thank those shareholders that took the time to attend the informal shareholder meeting held in New York City on March 19, 2015 for a stimulating discussion.  We are aware that the Fund is held by some very savvy investors and they did not disappoint us.  They posed a number of probing questions about various topics, including our investment philosophy, our activist strategy, and some of our investments.  They also gave us some thoughtful insights and helpful advice.  Please let us if you would like to attend a similar meeting in the future.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 6/30/15
Net asset value returns	1 year	Since 1/25/10	5 years	10 years*
Special Opportunities Fund, Inc.	3.37%	9.40%	10.51%	6.51%

Market price returns
Special Opportunities Fund, Inc.	0.37%	8.85%	10.24%	7.24%

Index returns
S&P 500 Index	7.42%	14.74%	17.34%	7.89%

Share price as of 6/30/15
Net asset value				$17.22
Market price				$15.29

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

*
The Fund’s investment objective and investment adviser have changed. See Note 1 of the Notes to financial statements for more information about the change in investment objective and see Note 2 of the Notes to financial statements for more information about the change in investment adviser. On January 25, 2010, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

The S&P 500 Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 6/30/2015(1) (unaudited)

	Value	Percent
Investment Companies	$109,220,642	61.09%
Common Stocks	49,274,637	27.56
Preferred Stocks	6,018,746	3.37
Corporate Notes	3,323,904	1.86
Convertible Bonds	3,207,528	1.79
Money Market Funds	2,834,578	1.59
Liquidation Claims	2,803,497	1.57
Promissory Notes	1,400,000	0.78
Convertible Preferred Stocks	1,301,002	0.73
Warrants	504,303	0.28
Rights	70,849	0.04
Corporate Bonds	41,322	0.02
Total Investments	$180,001,008	100.68%
Liabilities in Excess of Other Assets	(1,209,498)	(0.68)
Total Net Assets	$178,791,510	100.00%

(1)	As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2015 (unaudited)

	Shares	Fair Value
INVESTMENT COMPANIES—61.09%
Closed-End Funds—53.58%
Adams Diversified Equity Fund (i)	200,878	$2,806,266
Advent/Claymore Enhanced Growth & Income Fund	216,406	1,962,802
Alliance New York Municipal Income Fund, Inc.	141,734	1,992,780
Bancroft Fund, Ltd.	70,076	1,484,210
Blackrock Latin American Investment Trust PLC (h)	80,000	433,662
Boulder Growth & Income Fund, Inc.	1,313,455	11,085,560
Candover Investments PLC/Fund (a)(h)	40,468	174,779
Central Securities Corp.	136,479	2,911,097
Clough Global Equity Fund	347,284	5,139,803
Delaware Investments Dividend & Income Fund, Inc.	24,337	240,936
Deutsche Global High Income Fund	187,349	1,525,021
Deutsche High Income Opportunities Fund, Inc.	358,893	5,239,838
Diversified Real Asset Income Fund	386,626	6,781,420
Ellsworth Growth and Income Fund Ltd.	44,678	394,507
Federated Enhanced Treasury Income Fund	900	11,889
The GDL Fund	15,000	152,850
General American Investors Co., Inc.	408,024	14,203,315
Global High Income Fund, Inc.	314,300	2,668,407
JP Morgan Asian Investment Trust PLC (h)	28,426	104,849
Juridica Investments Ltd. (h)	495,258	708,912
Liberty All Star Equity Fund	1,536,545	8,835,134
LMP Real Estate Income Fund, Inc.	342,704	4,009,637
Madison Strategic Sector Premium Fund	18,689	218,661
Marwyn Value Investors Ltd. (h)	155,571	558,542
MFS Intermarket Income Trust I	301,874	2,544,798
MFS Intermediate High Income Fund	29,167	77,584
Millennium Investment & Acquisition Co., Inc. (a)	112,276	53,893
Morgan Stanley East Europe Fund Escrow (a)	97,901	0
Neuberger Berman Real Estate Securities Income Fund, Inc.	179,037	848,636
Nuveen Diversified Commodity Fund	130,301	1,551,885
Nuveen Global High Income Fund	92,083	1,538,707
Nuveen Long/Short Commodity Total Return Fund	229,216	3,766,019
The Prospect Japan Fund Ltd. (a)(h)	240,144	234,140
Swiss Helvetia Fund, Inc.	280,925	3,286,822
Terra Catalyst Fund (h)	20,319	31,207
Tri-Continental Corp.	387,319	8,207,290
		95,785,858

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2015 (unaudited)

	Shares	Fair Value
INVESTMENT COMPANIES—(continued)
Closed End Funds—Preferred Shares—0.41%
Oxford Lane Capital Corp.—Series 2017	28,898	$725,629

Auction Rate Preferred Securities—2.11% (c)(f)
Alliance New York Municipal Income Fund, Inc.—Series T, 0.180% (b)	61	1,464,000
Alliance New York Municipal Income Fund, Inc.—Series M, 0.180% (b)	82	1,968,000
Putnam Managed Municipal Income Trust—Series C	6	225,000
Putnam Municipal Opportunities Trust—Series C	6	123,000
		3,780,000

Business Development Company—4.99%
BDCA Venture, Inc.	292,681	1,317,065
Equus Total Return, Inc. (a)	106,919	203,146
Firsthand Technology Value Fund, Inc.	146,457	1,889,295
Full Circle Capital Corp.	393,023	1,403,092
MVC Capital, Inc.	403,584	4,116,557
		8,929,155

Total Investment Companies (Cost $101,452,795)		109,220,642

PREFERRED STOCKS—3.37%
Real Estate Investment Trusts—3.37%
Adcare Health Systems, Inc.	6,773	170,002
Preferred Apartment Communities, Inc. (c)(f)	6,083	5,848,744
Total Preferred Stocks (Cost $5,831,534)		6,018,746

CONVERTIBLE PREFERRED STOCKS—0.73%
Real Estate Investment Trusts—0.73%
Wheeler Real Estate Investment Trust, Inc.	54,367	1,301,002
Total Convertible Preferred Stocks (Cost $1,324,859)		1,301,002

COMMON STOCKS—27.56%
Construction Materials—0.02%
Tecnoglass, Inc. (h)	2,437	30,779
Consumer Finance—3.34%
Imperial Holdings, Inc. (a)	1,032,379	5,977,472

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2015 (unaudited)

	Shares	Fair Value
COMMON STOCKS—(continued)
Health Care Providers & Services—0.00%
Healthcare Corp. of America (Acquired 10/24/2012, Cost $0) (a)(c)(g)	10,000	$41

Insurance—8.13%
Stewart Information Services Corp.	365,084	14,530,343

IT Services—0.06%
JetPay Corp. (a)	39,596	108,097

Marine—0.02%
Pangaea Logistics Solutions Ltd. (a)(h)	13,255	42,814

Professional Services—2.56%
Hill International, Inc. (a)	869,045	4,571,177

Real Estate Investment Trusts—7.99%
Five Oaks Investment Corp.	14,278	119,221
Gyrodyne Company of America, Inc.	6,682	19,979
Gyrodyne Dividend Notes (c)	11,502	59,465
Gyrodyne Special Distribution LLC (c)	10,914	107,394
Independence Realty Trust, Inc.	31,405	236,480
New York REIT, Inc.	229,006	2,278,610
Trade Street Residential, Inc.	283,334	1,887,005
Wheeler Real Estate Investment Trust, Inc.	440,000	893,200
Winthrop Realty Trust	573,454	8,687,828
		14,289,182

Software—0.01%
SITO Mobile Ltd. (a)	38,418	13,830

Special Purpose Acquisition Vehicle—5.43% (a)
1347 Capital Corp.	76,600	786,682
AR Capital Acquisition Corp.	99,994	979,941
Arowana, Inc. (h)	122,028	1,236,144
Barington/Hilco Acquisition Corp.	15,611	156,891
DT Asia Investments, Ltd. (h)	79,818	790,198
Electrum Special Acquisition Corp. (h)	46,800	468,936
FinTech Acquisition Corp.	48,085	489,505
Garnero Group Acquisition Co. (h)	153,199	1,504,414
Global Defense & National Security Systems, Inc.	90,807	953,474
Harmony Merger Corp.	62,937	639,440
Quinpario Acquisition Corp. 2	15,611	163,135

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2015 (unaudited)

	Shares	Fair Value
COMMON STOCKS—(continued)
Special Purpose Acquisition Vehicle—(continued)
ROI Acquisition Corp II	57,484	$589,211
Sino Mercury Acquisition Corp.	33,634	334,658
Terrapin 3 Acquisition Corp.	62,138	618,273
		9,710,902
Total Common Stocks (Cost $43,337,199)		49,274,637

LIQUIDATION CLAIMS—1.57% (a)(c)(f)
The Home Insurance Company in Liquidation	1	1,228,503
The Home Insurance Company in Liquidation	1	1,574,994
Total Liquidation Claims (Cost $2,569,880)		2,803,497

	Principal
	Amount
CONVERTIBLE BONDS—1.79% (b)
Imperial Holdings, Inc.
8.500%, 02/15/2019	$2,941,000	3,207,528
Total Convertible Bonds (Cost $2,941,000)		3,207,528

CORPORATE BONDS—0.02% (b)
Washington Mutual Inc.
0.000%, 09/17/2012 (c)(d)(f)	3,000,000	37,500
WMI Holdings Corp.
13.000%, 03/19/2030	4,023	3,822
Total Corporate Bonds (Cost $513)		41,322

CORPORATE NOTES—1.86% (b)
MVC Capital, Inc.
7.250%, 01/15/2023	133,383	3,323,904
Total Corporate Notes (Cost $3,349,349)		3,323,904

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2015 (unaudited)

	Principal
	Amount	Fair Value
PROMISSORY NOTES—0.78% (b)(c)(f)(g)
Wheeler Real Estate Investment Trust Convertible
9.000%, 12/15/2018 (Acquired 12/16/2013, Cost $600,000)	$600,000	$600,000
Wheeler Real Estate Investment Trust Non-convertible
9.000%, 12/15/2015 (Acquired 12/16/2013, Cost $800,000)	800,000	800,000
Total Promissory Notes (Cost $1,400,000)		1,400,000

	Shares
WARRANTS—0.28% (a)
AR Capital Acquisition Corp.
Expiration: October 2019
Exercise Price: $11.50	49,997	17,499
Arabella Exploration, Inc.
Expiration: December 2016
Exercise Price: $5.00 (h)	25,448	3,054
CB Pharma Acquisition Corp.
Expiration: December 2021
Exercise Price: $5.75 (h)	23,814	9,049
Chart Acquisition Corp.
Expiration: December 2017
Exercise Price: $11.50	124,265	49,706
Delta Technology Holdings, Ltd.
Expiration: December 2017
Exercise Price: $10.00 (h)	43,666	17,466
DT Asia Investments, Ltd.
Expiration: October 2019
Exercise Price: $12.00 (h)	79,818	8,780
Garnero Group Acquisition Co.
Expiration: June 2019
Exercise Price: $11.50 (h)	153,199	19,916
Healthcare Corp. of America
Expiration: November 2016
Exercise Price: $7.50 (Acquired 10/24/2012, Cost $0) (c)(g)	5,000	4
Expiration: November 2016
Exercise Price: $7.50	33,753	33
Hemisphere Media Group, Inc.
Expiration: April 2018
Exercise Price: $12.00	94,494	103,943

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2015 (unaudited)

	Shares	Fair Value
WARRANTS—(continued)
Imperial Holdings, Inc.
Expiration: October 2019
Exercise Price: $10.75 (c)(f)	8	$0
Integrated Drilling Equipment Holdings Corp.
Expiration: December 2017
Exercise Price: $11.50	205,929	124
KBS Fashion Group Ltd.
Expiration: January 2018
Exercise Price: $11.50 (h)	400,000	8,000
Net Element, Inc.
Expiration: October 2017
Exercise Price: $7.50	159,476	3,190
Preferred Apartment Communities, Inc.
Expiration: March 2017
Exercise Price: $9.00 (c)(f)	6,083	61
Pingtan Marine Enterprise Ltd.
Expiration: February 2018
Exercise Price: $12.00 (h)	52,798	3,168
Prime Acquisition Corp.
Expiration: March 2018
Exercise Price: $5.00 (h)	50,142	3,761
RLJ Entertainment, Inc.
Expiration: October 2017
Exercise Price: $12.00	436,744	4,367
ROI Acquisition Corp II
Expiration: September 2018
Exercise Price: $11.50	57,484	14,371
Tecnoglass, Inc.
Expiration: December 2016
Exercise Price: $8.00 (h)	45,477	217,835
Terrapin 3 Acquisition Corp.
Expiration: June 2019
Exercise Price: $11.50	62,138	18,641
Wheeler Real Estate Investment Trust, Inc.
Expiration: December 2018
Exercise Price: $4.75 (Acquired 1/24/2014, Cost $0) (c)(f)(g)	84,211	0
Expiration: April 2019
Exercise Price: $5.50	15,702	1,335
Total Warrants (Cost $631,671)		504,303

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2015 (unaudited)

	Shares	Fair Value
RIGHTS—0.04% (a)
CB Pharma Acquisition Corp. (h)	23,814	$9,645
DT Asia Investments, Ltd. (h)	79,818	17,959
Garnero Group Acquisition Co. (h)	139,951	22,392
Sino Mercury Acquisition Corp.	33,634	20,853
Total Rights (Cost $92,428)		70,849

MONEY MARKET FUNDS—1.59%
Fidelity Institutional Government Portfolio—Class I, 0.010% (e)	1,417,289	1,417,289
Fidelity Institutional Tax-Exempt Portfolio—Class I, 0.010% (e)	1,417,289	1,417,289
Total Money Market Funds (Cost $2,834,578)		2,834,578
Total Investments (Cost $165,765,806)—100.68%		180,001,008
Liabilities in Excess of Other Assets—(0.68)%		(1,209,498)
TOTAL NET ASSETS—100.00%		$178,791,510

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rates shown represent the rates at June 30, 2015.
(c)	Fair valued securities. The total market value of these securities was $14,036,706, representing 7.85% of net assets.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	The rate shown represents the 7-day yield at June 30, 2015.
(f)	Illiquid securities. The total market value of these securities was $13,869,802, representing 7.76% of net assets.
(g)	Restricted security.
(h)	Foreign-issued security.
(i)	All or a portion of this security is pledged as collateral for securities sold short.

Schedule of Securities Sold Short—June 30, 2015 (unaudited)

	Shares	Value
First American Financial Corp.	(21,681)	$(806,750)
Total Securities Sold Short (Proceeds $581,691)		$(806,750)

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—June 30, 2015 (unaudited)

Assets:
Investments, at value (Cost $165,765,806)	$180,001,008
Cash	16,268
Dividends and interest receivable	348,682
Receivable for investments sold	195,596
Deposits at brokers	226,418
Other assets	29,133
Total assets	180,817,105

Liabilities:
Securities sold short, at value (proceeds $581,691)	806,750
Payable for investments purchased	977,669
Advisory fees payable	148,913
Administration fees payable	23,385
Chief Compliance Officer fees payable	12,794
Director fees payable	12,483
Fund accounting fees payable	9,021
Custody fees payable	6,349
Transfer Agent fees payable	2,993
Accrued expenses and other liabilities	25,238
Total liabilities	2,025,595
Net assets applicable to common shareholders	$178,791,510

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized;
10,382,608 shares issued and outstanding, 13,612,223 shares held in treasury	$349,592,176
Cost of shares held in treasury	(192,539,922)
Accumulated undistributed net investment income	1,412,281
Accumulated net realized gain from investment activities	6,316,832
Net unrealized appreciation (depreciation) on:
Investments	14,235,202
Securities Sold Short	(225,059)
Net assets applicable to common shareholders	$178,791,510
Net asset value per common share ($178,791,510 applicable to
10,382,608 common shares outstanding)	$17.22

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the six months
ended June 30, 2015
(unaudited)
Investment income:
Dividends(1)	$2,939,613
Interest	204,034
Total investment income	3,143,647
Expenses:
Investment advisory fees	885,230
Directors’ fees and expenses	83,595
Administration fees and expenses	66,960
Legal fees and expenses	39,072
Accounting fees and expenses	26,535
Compliance fees and expenses	25,745
Audit fees	25,182
Insurance fees	25,065
Custody fees and expenses	20,096
Reports and notices to shareholders	18,834
Stock exchange listing fees	17,266
Dividend expenses	10,841
Transfer agency fees and expenses	7,113
Other expenses	15,938
Total expenses	1,267,472
Net investment income	1,876,175
Net realized and unrealized gains from investment activities:
Net realized gain (loss) from:
Investments	882,688
Short transactions	(100,707)
Distributions received from investment companies	40,263
Net realized gain on investments	822,244
Change in net unrealized appreciation on:
Investments	511,199
Short transactions	35,005
Foreign currency translation	1,252
Net realized and unrealized gains from investment activities	1,369,700
Net increase in net assets applicable to common shareholders resulting from operations	$3,245,875

(1)	Net of $1,438 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the
	six months ended	For the
	June 30, 2015	year ended
	(unaudited)	December 31, 2014
From operations:
Net investment income	$1,876,175	$2,221,734
Net realized gain (loss) from:
Investments	882,688	12,349,852
Short Transactions	(100,707)	(177,412)
Distributions received from investment companies	40,263	5,138,314
Net realized gain	822,244	17,310,754
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	512,451	(7,044,001)
Short Transactions	35,005	(260,064)
Net increase in net assets resulting from operations	3,245,875	12,228,423

Distributions paid to common shareholders:
Net investment income	—	(1,931,436)
Net realized gains from investment activities	—	(13,113,436)
Total dividends and distributions paid to common shareholders	—	(15,044,872)

Capital Stock Transactions (Note 4)
Reinvestment of distributions to common stockholders	4,016,989	5,740,113
Conversion of preferred stock to common stock	—	37,205,024
Repurchase of common stock	(674,490)	—
Total capital stock transactions	3,342,499	42,945,137
Net increase in net assets applicable to common shareholders	6,588,374	40,128,688

Net assets applicable to common shareholders:
Beginning of period	172,203,136	132,074,448
End of period	$178,791,510	$172,203,136
Accumulated net investment income (loss)	$1,412,281	$(567,161)

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

(This Page Intentionally Left Blank.)

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

For the six months
ended June 30, 2015
(unaudited)
Net asset value, beginning of period	$16.94
Net investment income(2)	0.19
Net realized and unrealized gains (losses) from investment activities	0.12
Total from investment operations	0.31
Anti-dilutive effect of common share repurchase program	0.01
Dilutive effect of conversions of preferred shares to common shares	—
Dilutive effect of reinvestment of distributions by common shareholders	(0.04)
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income	—
Dividends and distributions paid to common shareholders from:
Net investment income	—
Net realized gains from investment activities	—
Total dividends and distributions paid to common shareholders	—
Net asset value, end of period	$17.22
Market value, end of period	$15.29
Total net asset value return(3)	1.87%
Total market price return(4)	(0.52)%
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator including
interest, dividends on short positions, and tax expense(5)	1.43%
Total expenses, before fee waivers by investment advisor and administrator
including interest, dividends on short positions, and tax expense(5)	1.43%
Total expenses, net of fee waivers by investment advisor and administrator excluding
interest expense, and dividends on short positions(6)	1.42%
Ratio to net investment income to average net assets before waiver(2)	2.12%
Ratio to net investment income to average net assets after waiver(2)	2.12%
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$178,792
Liquidation value of preferred stock (000’s)	$—
Portfolio turnover	20%
Preferred Stock:
Total Shares Outstanding	N/A
Asset coverage per share of preferred shares, end of period	$ N/A

Special Opportunities Fund, Inc.

Financial highlights (continued)

Selected data for a share of common stock outstanding throughout each period is presented below:

For the years ended December 31,
2014		2013	2012		2011		2010
	$18.70	$17.22	$16.01			$16.42		$14.26
	0.22	0.92	0.34			0.22 (1)		0.04 (1)
	1.02	3.00	1.92			(0.10)		2.15
	1.24	3.92	2.26			0.12		2.19
	—	—	—			—		—
	(1.44)	0.00 (8)	—			—		—
	(0.08)	(0.07)	(0.03)			—		—

	—	(0.16)	(0.07)			—		—

	(0.19)	(1.10)	(0.23)			(0.26)		(0.03)
	(1.29)	(1.11)	(0.72)			(0.27)		—
	(1.48)	(2.21)	(0.95)			(0.53)		(0.03)
	$16.94	$18.70	$17.22			$16.01		$16.42
	$15.37	$17.45	$15.01			$14.50		$14.75
	(1.01)%	21.98%	13.72%			0.85%		15.36%
	(3.59)%	31.27%	10.05%			1.89%		4.90%

	1.42%	2.66%	2.54	%(7)		1.51%		1.50%

	1.51%	2.66%	2.54	%(7)		1.51%		1.67%

	1.40%	1.83%	1.82%			1.51%		1.50%
	1.18%	5.66%	2.41%			1.32%		0.26%
	1.27%	5.66%	2.41%			1.32%		0.26%

	$172,203	$132,074	$117,259			$106,864		$109,631
	$—	$37,424	$37,454			$—		$—
	59%	58%	62%			55%		73%

	N/A	748,486	749,086			N/A		N/A
$	N/A	$226	$207		$	N/A	$	N/A

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Calculated using the average shares method.
(2)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(3)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the ex-dividend date.  Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders on the ex-dividend date. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(5)	Does not include expenses of the investment companies in which the Fund invests.
(6)	Does not include expenses of the investment companies in which the Fund invests, interest expenses, or dividends on short positions.
(7)
The ratio of expenses to average net assets includes tax expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding tax expense were 2.18% and 2.18%, respectively.

(8)	Less than 0.5 cents per share.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

reviewed in order to make a good faith determination of a security’s fair value.  The auction rate preferred securities are valued at cost, unless other observable market events occur.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments are listed in the table on page 27.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the Investment Company Act of 1940.

In addition to special meetings, the Valuation Committee meets prior to each regular quarterly Board meeting.  At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and approves the valuation of fair valued securities.

The Valuation Committee also reviews other interim reports as necessary.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments:

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)*	(Level 2)*	(Level 3)**	Total
Investment Companies	$105,355,542	$85,100	$3,780,000	$109,220,642
Preferred Stocks
Real Estate Investment Trusts	170,002	—	5,848,744	6,018,746
Convertible Preferred Stocks
Real Estate Investment Trusts	1,301,002	—	—	1,301,002
Common Stocks
Construction Materials	30,779	—	—	30,779
Consumer Finance	5,977,472	—	—	5,977,472
Health Care Providers & Services	—	—	41	41
Insurance	14,530,343	—	—	14,530,343
IT Services	108,097	—	—	108,097
Marine	42,814	—	—	42,814
Professional Services	4,571,177	—	—	4,571,177
Real Estate Investments Trusts	14,122,323	—	166,859	14,289,182
Software	13,830	—	—	13,830
Special Purpose Acquisition Vehicle	7,169,115	2,541,787	—	9,710,902
Liquidation Claims	—	—	2,803,497	2,803,497
Convertible Bonds	—	3,207,528	—	3,207,528
Corporate Bonds	—	41,322	—	41,322
Corporate Notes	3,323,904	—	—	3,323,904
Promissory Notes	—	—	1,400,000	1,400,000
Warrants	404,006	100,232	65	504,303
Rights	38,812	32,037	—	70,849
Money Market Funds	2,834,578	—	—	2,834,578
Total	$159,993,796	$6,008,006	$13,999,206	$180,001,008
Liabilities:
Securities Sold Short	$(806,750)	$—	$—	$(806,750)

*	Transfers between Levels are recognized at the end of the reporting period.

**	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Transfers between Level 1 and Level 2 securities as of June 30, 2015 resulted from securities priced previously with an official close price (Level 1 securities) or on days where there is not an official close price the bid price is used (Level 2 securities).  Transfers as of June 30, 2015 are summarized in the table below:

Transfers into Level 1
Investment Companies	$708,912
Common Stock
Special Purpose Acquisition Vehicle	953,474
Warrants	177,392
Transfers out of Level 1
Investment Companies	(85,100)
Right	(22,392)
Warrants	(37,455)
Net transfers in and/or out of Level 1	$1,694,831
Transfers into Level 2
Investment Companies	$85,100
Right	22,392
Warrants	37,455
Transfers out of Level 2
Investment Companies	(708,912)
Common Stock
Special Purpose Acquisition Vehicle	(953,474)
Warrants	(177,392)
Net transfers in and/or out of Level 2	$(1,694,831)

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of June 30, 2015:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts—Warrants	Investments, at value	$504,303

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2015:

	Amount of Realized Gain
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts—Warrants	Net Realized Gain	$142,576
	on Investments

	Change in Unrealized Depreciation
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts—Warrants	Net change in unrealized	$(5,873)
	depreciation of investments

The average monthly shares amount of warrants during the period was 2,305,237. The average monthly market value of warrants during the period was $521,289.

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

					Change
	Balance			Realized	in unrealized	Balance
	as of	Acqui-	Dispo-	Gain	appreciation	as of
Category	12/31/2014	sitions	sitions	(Loss)	(depreciation)	6/30/2015

Closed End
Funds	$163,146	$—	$(191,893)	$191,893	$(163,146)	$—

Auction Rate
Preferred
Securities	6,381,563	—	(3,125,000)	139,812	383,625	3,780,000

Preferred
Stocks	5,806,162	—	—	—	42,582	5,848,744

Common
Stocks	228,146	1,203	—	—	(62,449)	166,900

Liquidation
Claims	2,842,434	—	—	—	(38,937)	2,803,497

Promissory
Notes	2,000,000	—	(600,000)	—	—	1,400,000

Warrants	69	—	—	—	(4)	65

	$17,421,520	$1,203	$(3,916,893)	$331,705	$161,671	$13,999,206

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2015:

				Impact to
				Valuation
	Fair Value			from an
	June 30,	Valuation	Unobservable	increase in
	2015	Methodologies	Input(1)	Input(2)

Auction Rate Preferred	$3,780,000	Market	Comparability	Increase
Securities		Comparables/Cost	Adjustments/Broker
			Indications/Company
			Announcements

Preferred Stocks	$5,848,744	Cost	Market Assessments/	Increase
			Financial Assessements

Common Stocks	$166,900	Market	Discount to Market	Decrease
		Transactions	Price for Share
		Approach	Restrictions

Liquidation Claims	$2,803,497	Market	Broker Bids	Increase
		Transactions
		Approach

Promissory Notes	$1,400,000	Cost	Terms of the Note/Financial	Increase
			Assessements/Company
			Announcements

Warrants	$65	Market Transactions	Discount to Market Price	Decrease
		Approach	for Share Restrictions

(1)
In determining certain inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. Management has determined that market participants would take these inputs into account when valuing the investments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Short sales—The Fund is authorized to make short sales.  Short sales are transactions where a fund sells securities it does not own in anticipation of a decline in the value of the securities.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a fund replaces the borrowed security by buying the security in the securities market, the fund may pay more for the security than it has received from the purchaser in the short sale.  The fund may, however, profit from a change in the value of the security sold short, if the price decreased.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities.  The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

Concentration risk—The Fund invested 2.11% of its net assets in auction rate preferred securities as of June 30, 2015.  An active market for auction rate preferred securities does not exist.  There is no guarantee that the Fund could receive the fair value price for these securities if it tried to sell them in the secondary market.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends to Common Stockholders from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Note 2
Related party transactions
Bulldog Investors, LLC serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009.  Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLC.  In accordance with the investment advisory agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total net assets.

Effective January 1, 2015, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

thereof an annual fee of $35,000, paid pro rata, quarterly.  As additional annual compensation, the Audit Committee Chairman and Valuation Committee Chairman will receive $5,000, and the Corporate Governance Committee Chairman will receive $3,000.  For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $45,000.  In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund.  USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”).  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  American Stock Transfer & Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3
Purchases and sales of securities
For the six months ended June 30, 2015, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $43,503,739 and $33,681,737, respectively.  The Fund did not have any purchases or sales of U.S. government securities during the six months ended June 30, 2015.

Note 4
Capital share transactions
During the six months ended June 30, 2015, the Fund issued 261,013 shares for the reinvestment of distributions.  During the same period the Fund purchased 43,859 shares of capital stock in the open market at a cost of $674,490. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 11.44%.

During the year ended December 31, 2014, the Fund issued 338,450 shares for the reinvestment of distributions.  During the same period the Fund issued 2,765,091 of shares of common stock from the conversion of 744,120 shares of the Fund’s convertible preferred stock.  During the year ended December 31, 2013, the Fund issued 250,132 shares for the reinvestment of distributions and issued 1,914 of shares of common stock from the conversion of 600 shares of the Fund’s convertible preferred stock.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 5
Federal tax status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid to common shareholders during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	For the	For the
	year ended	year ended
Distributions paid from:	December 31, 2014	December 31, 2013
Ordinary income	$4,577,643	$11,332,076
Long-term capital gains	10,467,229	5,398,145
Total distributions paid	$15,044,872	$16,730,221

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2014.

The following information is presented on an income tax basis as of December 31, 2014:

Tax cost of investments	$172,884,207
Unrealized appreciation	19,879,333
Unrealized depreciation	(6,730,171)
Net unrealized appreciation	13,149,162
Undistributed ordinary income	—
Undistributed long-term gains	5,605,535
Total distributable earnings	5,605,535
Other accumulated losses and other temporary differences	(261,316)
Total accumulated gains	$18,493,381

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2014, the Fund’s accumulated undistributed net

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

investment income was decreased by $1,039,832, the accumulated net realized gain from investment activities was increased by $1,205,389, and the paid-in capital was decreased by $165,557.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2014, the Fund had no post October losses.

At December 31, 2014, the Fund did not have capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years

(2010-2013), or expected to be taken in the Fund’s 2014 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Maryland; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 6
Subsequent events
In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued.  Management has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Note 7
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

 The Fund may seek proxy voting instructions from shareholders regarding certain underlying closed-end funds held by the Fund.  Please see the proxy voting instructions section on the Fund’s website at www.specialopportunitiesfundinc.com for further information.

Special Opportunities Fund, Inc.

General information (unaudited)

Tax information
The Fund designated 67.14% of its ordinary income distribution for the year ended December 31, 2014, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2014, 67.10% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 52.46% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.  Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at June 30, 2015.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Member of the Adviser since	1	Director, The
(49)	as of	Since	2009; Chief Compliance Officer		Mexico Equity and
	October	2009	of the Adviser from 2009-2012;		Income Fund, Inc.;
	2009.		Principal of the general partner		Director, Imperial
			of several private investment		Holdings, Inc.
partnerships in the Bulldog
Investors group of private funds.

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser since	1	Chairman, The
(70)	and	Since	2009; Principal of the general		Mexico Equity and
	Secretary	2009	partner of several private		Income Fund, Inc.;
	as of		investment partnerships in the		Director, MVC
	October		Bulldog Investors group of		Capital, Inc.;
	2009.		private funds.		Chairman, Imperial
Holdings, Inc.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(77)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm) since		Fund, Inc.; Director,
	as of		1993 (which terminated activities		MVC Capital, Inc.;
	January		as of December, 31, 2013).		Director, Ironsides
	2010.				Partners
Opportunity
Offshore Fund Ltd;
Director, Imperial
Holdings, Inc.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INDEPENDENT DIRECTORS

Marc Lunder	—	1 year;	Managing Member of Lunder	1	None
(51)		Effective	Captial LLC.
January 1,
2015

Ben Harris	—	1 year;	Principal and Director of NHI II,	1	None
(46)		Since	LLC and NBC Bancshares, LLC.
2009

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Lead Trustee, Third
(71)		Since	Capital Associates, LLC		Avenue Funds
		2009	(consulting firm).		(fund complex
consisting of five
funds and one
variable series
trust).

OFFICERS

Andrew Dakos***	President	1 year;	Member of the Adviser since	n/a	n/a
(49)	as of	Since	2009; Chief Compliance
	October	2009	Officer of the Adviser from
	2009.		2009-2012; Principal of the
general partner of several
private investment partnerships
in the Bulldog Investors group
of private funds.

Rajeev Das	Vice-	1 year;	Principal, Bulldog Investors, a	n/a	n/a
(46)	President	Since	group of Investment Funds.
	and	2009
Treasurer
as of
October
2009.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser	n/a	n/a
(70)	and	Since	since 2009; Principal of the
	Secretary	2009	general partner of several
	as of		private investment
	October		partnerships in the Bulldog
	2009.		Investors group of funds.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	n/a	n/a
(77)	Compliance	Since	Associates (a financial
	Officer	2009	and corporate consulting
	as of		firm) since 1993 (which
	January		terminated activities as of
	2010.		December, 31, 2013).

Thomas Antonucci***	Chief	1 year;	Director of Operations	n/a	n/a
(46)	Financial	Since
	Officer	2014
as of
January
2014.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, and Antonucci are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC, the Adviser, and their positions as officers of the Fund.

****
Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer. Mr. Hellerman is not affiliated with Bulldog Investors, LLC.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 26, 2015, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.  In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s president and treasurer have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

Investment Adviser+
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY  10038

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY  10174

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Board of Directors
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Marc Lunder
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. Marc Lunder, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/2015 to 1/31/2015	0	N/A	N/A	N/A
2/1/2015to 2/28/2015	4,400	15.05	N/A	N/A
3/1/2015to 3/31/2015	2,000	15.28	N/A	N/A
4/1/2015to 4/30/2015	0	N/A	N/A	N/A
5/1/2015 to 5/31/2015	12,214	15.46	N/A	N/A
6/1/2015to 6/30/2015	25,245	15.41	N/A	N/A
Total	43,859(1)	15.38

(1)	43,859 Common shares were purchased pursuant to the Fund’s Stock Repurchase Program.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Special Opportunities Fund, Inc.

By (Signature and Title)* /s/ Andrew Dakos
  Andrew Dakos, President

Date     September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Andrew Dakos
  Andrew Dakos, President

Date     September 8, 2015

By (Signature and Title)* /s/ Thomas Antonucci
  Thomas Antonucci, Chief Financial Officer

Date     September 8, 2015

* Print the name and title of each signing officer under his or her signature.